                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) JUNE 3, 1998
                                                 ------------


                              E*TRADE GROUP, INC.
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              (Exact name of registrant as specified in charter)


       DELAWARE                         1-11921               94-2844166
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)        Identification No.)


     FOUR EMBARCADERO PLACE, 2400 GENG ROAD, PALO ALTO, CALIFORNIA      94303
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             (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code    (650) 842-2500
                                                      --------------

                                NOT APPLICABLE
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        (Former name or former address, if changed since last report.)
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Item 5  OTHER EVENTS
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        1.  On June 3, 1998, E*TRADE Group, Inc. ("E*TRADE") entered into an agreement with E*TRADE UK (Holdings) Limited ("E*TRADE UK"), Providence Investment Company Limited and certain shareholders of Electronic Share Information Limited to form a joint venture company in the United Kingdom, the purpose of which is to provide online investing services in the United Kingdom. As part of the agreement, E*TRADE will have a 27.7% ownership interest in E*TRADE UK. A copy of the press release announcing the agreement to form the joint venture company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        2. On June 30, 1998, E*TRADE entered into an agreement with SOFTBANK CORP., a Japanese corporation, to license certain E*TRADE trademarks and technology for the development of an online investing service provider in Korea. A copy of the press release announcing the agreement is attached hereto as
Exhibit 99.2 and incorporated herein by reference.

        3. On July 6, 1998, E*TRADE entered into an agreement to acquire ShareData Inc., a California corporation ("ShareData"), pursuant to a merger of SDI Acquisition Corporation, a wholly-owned subsidiary of E*TRADE, with and into ShareData. The acquisition is subject to the satisfaction of certain conditions. A copy of the press release announcing the agreement to acquire ShareData is attached hereto as Exhibit 99.3 and incorporated herein by reference.

        4. On July 9, 1998, E*TRADE entered into an agreement to issue and sell 15,649,922 shares of its common stock to SOFTBANK CORP., a Japanese corporation, for an aggregate purchase price of $400 million (the "Stock Purchase Agreement"). A copy of the Stock Purchase Agreement is attached hereto as
Exhibit 10.1 and incorporated herein by reference. A copy of the press release announcing the Stock Purchase Agreement is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 7  FINANCIAL STATEMENTS AND EXHIBITS
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
   (c)  Exhibits.    The following documents are filed as exhibits to this
        --------     report:
          10.1        Stock Purchase Agreement dated as of July 9, 1998 by and
                      between E*TRADE and SOFTBANK CORP.

          99.1 Press Release, dated June 11, 1998, issued by E*TRADE announcing the agreement to form a joint venture company in the United Kingdom.

          99.2 Press Release, dated July 9, 1998, issued by E*TRADE announcing the agreement with SOFTBANK CORP. to license certain E*TRADE trademarks and technology in Korea.

          99.3 Press Release, dated July 6, 1998, issued by E*TRADE announcing the agreement to acquire ShareData, Inc.

          99.4 Press Release, dated July 10, 1998, issued by E*TRADE announcing the agreement for sale of 15,649,922 shares of common stock of E*TRADE to SOFTBANK CORP.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          E*TRADE Group, Inc.
                                             (Registrant)

Date:  July 16, 1998                 By:  /s/ Leonard C. Purkis
                                          ------------------------------
                                          Leonard C. Purkis
                                          Title:  Chief Financial Officer
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                                 EXHIBIT INDEX

  Exhibit    Description
  -------    -----------
     10.1    Stock Purchase Agreement dated as of July 9, 1998 by and
             between E*TRADE and SOFTBANK CORP.

     99.1 Press Release, dated June 11, 1998, issued by E*TRADE announcing the agreement to form a joint venture company in the United Kingdom.

     99.2 Press Release, dated July 9, 1998, issued by E*TRADE announcing the agreement with SOFTBANK CORP. to license certain E*TRADE trademarks and technology in Korea.

     99.3 Press Release, dated July 6, 1998, issued by E*TRADE announcing the agreement to acquire ShareData, Inc.

     99.4 Press Release, dated July 10, 1998, issued by E*TRADE announcing the agreement for sale of 15,649,922 shares of common stock of E*TRADE to SOFTBANK CORP.